SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2019

                     BRIDGELINE DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

100 Summit Drive

Burlington, MA 01803

(Address of principal executive offices, including zip code)

(781) 376-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Exchange Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BLIN	NASDAQ

Item 3.03.	Material Modification to Rights of Security Holders.

On December 31, 2019, Bridgeline Digital Inc. (the “Company”) filed a First Amended and Restated Certificate of Designations of the Series A Convertible Preferred Stock (the “Amendment”) with the Secretary of State for the State of Delaware, which Amendment amends and restates the Company's Series A Convertible Preferred Stock (“Series A Preferred”), as more particularly set forth below:

Mandatory Conversion: The Company will have the right to require the holders to convert shares of Series A Preferred into shares of the Company’s common stock, $0.001 par value (“Conversion Shares”) ("Common Stock") if (i) the Company’s Common Stock has closed at or above $2.28 per share for fifteen (15) consecutive trading days, and (ii) the Conversion Shares are (A) registered for resale on an effective registration statement, or (B) may be resold pursuant to Rule 144 under the Securities Act of 1933, as amended.

Company’s Redemption Option: The Company may redeem all or a portion of the outstanding shares of Series A Preferred at its option provided that the Company provide ten (10) business days’ prior written notice of its intent to redeem the Series A Preferred to the holder and in cash at a price per share of Series A Preferred Stock equal to the 100% of the stated value, or $10,000 per share ("Stated Value") of such shares of Series A Preferred plus all accrued and unpaid dividends thereon after December 31, 2019. Notwithstanding, the holder may convert its Series A Preferred prior to the exercise of the Company's redemption option.

Dividends. Each outstanding share of Series A Preferred shall be entitled to receive cumulative dividends, payable quarterly in arrears, at a rate of (i) 5% per annum during the first eighteen months after which time the interest rate will increase to 12%. Dividends will be payable in cash or at the election of the Company, by delivery of additional shares of Series A Preferred (subject to a cap of 64,000 shares of Series A Preferred in the aggregate) (“PIK Shares”). If the Company elects to pay dividends in PIK Shares, the Company shall deliver to each holder of shares of Series A Preferred a number of shares of Series A Preferred equal to the aggregate dividend payable to such holder with respect to the shares of Series A Preferred held by such holder as of the end of the quarter preceding such dividend payment date divided by the Stated Value.

The description of the Amendment set forth in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Amendment filed as exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01.	Exhibit Descriptions

(d)	Exhibits.

3.1	First Amended and Restated Certificate of Designations of Series A Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC. (Registrant)

By:	/s/ Roger Kahn

Roger Kahn
Chief Executive Officer

Date: December 31, 2019